PRELIMINARY UNAUDITED PRO FORMA CONDENSED FINANCIAL INFORMATION

The transactions contemplated by the Share Purchase Agreement (the "Agreement"), by Empire Global Corp. (the "Company" or "Empire") and Multigioco Srl. ("Multigioco") was consummated on August 15, 2014.

The unaudited pro forma condensed balance sheet at June 30, 2014, presents the balance sheets of Empire and Multigioco, giving effect to the acquisition, the stock issuance and related transactions, which we refer to in this section, collectively, as the "Transactions," as if they had been consummated on January 1, 2013. The preliminary unaudited pro forma condensed balance sheet and income statement for the six months ended June 30, 2014, presents the statements of income of Empire and Multigioco giving effect to the Transactions as if they had occurred on January 1, 2013. We have adjusted the historical financial information to give effect to pro forma events that are (1) attributable directly to the Transactions, (2) factually supportable, and (3) with respect to the statement of operations, expected to have a continuing impact on the results.

We have adjusted the historical financial statements to give effect to the following events in connection with the Transactions:

  - The issuance of 2,000,000 shares of Common Stock to the shareholders of Multigioco.
  - The elimination of historical transactions between Empire and Multigioco.
  - Translation of Empire financial statement into euros.

The transactions contemplated by the Purchase Agreement will be accounted for under the acquisition method of accounting in accordance with the authoritative guidance of the Financial Accounting Standards Board for generally accepted accounting principles in the United States with Empire treated as the accounting acquirer. Accordingly, Empire's cost to acquire Multigioco has been allocated to the acquired assets, liabilities and commitments based upon their estimated fair values at June 30, 2014. The allocation of the purchase price is preliminary and is dependent upon certain valuations that have not progressed to a stage where there is sufficient information to make a final allocation. Accordingly, the final acquisition accounting adjustments may be materially different from the preliminary unaudited pro forma adjustments presented herein.

You should read this information in conjunction with:

  - the accompanying notes to the preliminary unaudited pro forma condensed financial information;
  - Empire separate historical audited financial statements as of and for the year ended December 31, 2013 and its unaudited financial statements as of and for the six months ended June 30, 2014, included in Empire's Quarterly Report on form 10-Q for the quarter ended June 30, 2014; and
  - Multigioco separate historical audited financial statements as of and for the year ended December 31, 2013 included in Exhibit 99.1 hereto and it's unaudited financial statements as of and for the six months ended
    June 30, 2014.

The preliminary unaudited pro forma condensed financial information has been prepared for informational purposes only. The preliminary unaudited pro forma adjustments represent management's estimates based on information available at this time. The preliminary unaudited pro forma condensed financial information is not necessarily indicative of what the financial position or results of operations actually would have been had the Transactions been completed at the dates indicated. In addition, the preliminary unaudited pro forma condensed financial information does not purport to project the future financial position or operating results of the combined company.

MULTIGIOCO SRL.
Proforma Balance Sheet
(Unaudited)

                                                         MULTIGIOCO             EMPIRE                             PROFORMA
                                                 December 31, 2013  December 31, 2013           Proforma      Balance Sheet
                                                        Historical         Historical        Adjustments  December 31, 2013
                                                 -----------------  -----------------        -----------  -----------------
                                                               US$                US$                US$                US$
Assets

Current assets:
  Cash and cash equivalents                                      -                  -                  -                  -
  Gaming account debits                                    298,306                  -                  -            298,306
  AAMS tax credit                                              377                  -                  -                377
  Other current assets                                      20,009                  -                  -             20,009
                                                 -----------------  -----------------        -----------  -----------------
Total current assets                                       318,692                  -                  -            318,692

Non - current assets:
  Property, plant and equipment (Net)                       20,504                  -                  -             20,504
  Intangible assets                                        376,467                  -          2,056,150          2,432,617
  Investments                                              482,264                  -                  -            482,264
                                                 -----------------  -----------------        -----------  -----------------
Total non - current assets                                 879,235                  -          2,056,150          2,935,385

Total assets                                             1,197,927                  -          2,056,150          3,254,077
                                                 -----------------  -----------------        -----------  -----------------
Liabilities and stockholders' equity

Current liabilities:
  Bank overdrafts                                            1,604                  -                  -              1,604
  Accounts payable and accrued liabilities                 393,539              8,265                  -            401,804
  Short term portion of debt                               183,877                  -                  -            183,877
  Gaming account credits                                   389,060                  -                  -            389,060
  Taxes payable                                            148,874                  -                  -            148,874
  Advances from stockholders                                52,191            165,971                  -            218,162
  Other current liabilities                                 26,542                  -                  -             26,542
                                                 -----------------  -----------------        -----------  -----------------
Total current liabilities                                1,195,687            174,236                  -          1,369,923

  Long term loans and capital leases                       100,232                  -                  -            100,232
                                                 -----------------  -----------------        -----------  -----------------
Total liabilities                                        1,295,919            174,236                             1,470,155

Stockholders' equity
Common stocks                                               13,779              1,868            (13,579)             2,068
Additional paid in capital                                 378,534          4,924,844          2,069,729          7,373,107
Retained earnings / (accumulated loss)                    (490,305)        (4,958,280)                 -         (5,448,585)
Deficit accumulated during the development stage                 -           (142,668)                 -           (142,668)
                                                 -----------------  -----------------        -----------  -----------------

Total stockholders' equity                                 (97,992)          (174,236)         2,056,150          1,783,922
                                                 -----------------  -----------------        -----------  -----------------

Total liabilities and stockholders' equity               1,197,927                  -          2,056,150          3,254,078
                                                 -----------------  -----------------        -----------  -----------------
                            (see Notes to the Unaudited Proforma Consolidated Financial Statements)
                                                             F-2

MULTIGIOCO SRL.
Proforma Statement of Operations
(Unaudited)

                                                        MULTIGIOCO             EMPIRE                              PROFORMA
                                                 December 31, 2013  December 31, 2013           Proforma      Balance Sheet
                                                        Historical         Historical        Adjustments  December 31, 2013
                                                 -----------------  -----------------        -----------  -----------------
                                                               US$                US$                US$                US$
Revenue from operations

Net gaming revenue                                       4,658,425                  -                  -          4,658,425
  Rebate of bank and credit card fees                       21,251                  -                  -             21,251
  Other income                                               9,984                  -                  -              9,984
                                                 -----------------  -----------------        -----------  -----------------
Gross revenue                                            4,689,660                  -                  -          4,689,660

Direct operating and selling, general and administrative costs

  Direct operating costs                                 3,729,821                  -                  -          3,729,821
  Selling, general and administrative costs                888,518              8,411                  -            896,929
  Amortization and depreciation                             55,251                  -                  -             55,251
  Interest expense - stockholders                                -              8,244                  -              8,244
                                                 -----------------  -----------------        -----------  -----------------
Total direct operating, selling,
   and administrative costs                              4,673,590             16,655                  -          4,690,245
                                                 -----------------  -----------------        -----------  -----------------
Operating income / (loss)                                   16,070            (16,655)                 -               (585)

  Interest expenses                                        (21,328)                 -                  -            (21,328)
  Interest income                                            1,416                  -                  -              1,416
  Other income                                              11,545                  -                  -             11,545
  Gains on bond investments                                 15,449                  -                  -             15,449
  Loss on investments                                       (4,813)                 -                  -             (4,813)
                                                 -----------------  -----------------        -----------  -----------------
Income / (loss) before income taxes                         18,340            (16,655)                 -              1,685

Income taxes                                                 3,443                  -                  -              3,443
                                                 -----------------  -----------------        -----------  -----------------
Net loss for the year                                       14,897            (16,655)                 -             (1,758)

Other comprehensive income / (loss)

  Foreign currency translation differences                 (21,259)                 -                  -            (21,259)
                                                 -----------------  -----------------        -----------  -----------------

Total comprehensive (loss) for the year                     (6,362)           (16,655)                 -            (23,017)
                                                 -----------------  -----------------        -----------  -----------------
Gain / (loss) per common share                                                                                       (0.001)
                                                                                                              -------------

Weighted average shares outstanding                                                                              20,675,800
                                                                                                              -------------



                            (see Notes to the Unaudited Proforma Consolidated Financial Statements)

                                                             F-3

MULTIGIOCO SRL.
Proforma Balance Sheet
(Unaudited)

                                                        MULTIGIOCO             EMPIRE                              PROFORMA
                                                     June 30, 2014      June 30, 2014           Proforma      Balance Sheet
                                                        Historical         Historical        Adjustments      June 30, 2014
                                                 -----------------  -----------------        -----------      -------------
                                                               US$                US$                US$                US$
Assets

Current assets:
  Cash and cash equivalents                                  8,185                266                  -              8,451
  Deposits for acquisitions                                      -             50,000(a)         (50,000)                 -
  Gaming account debits                                    352,336                  -                  -            352,336
  Prepaid expenses                                               -             25,000                  -             25,000
  Other current assets                                      14,259                  -                  -             14,259
                                                 -----------------  -----------------        -----------  -----------------
Total current assets                                       374,780             75,266            (50,000)           400,046

Non - current assets:
  Property, plant and equipment (Net)                       23,661                  -                  -             23,661
  Intangible assets                                        363,354                  -(c)       1,716,657          2,080,011
  Investments                                              479,151                  -                  -            479,151
                                                 -----------------  -----------------        -----------  -----------------
Total non - current assets                                 866,166                  -          1,716,657          2,258,823

Total assets                                             1,240,946             75,266          1,666,657          2,982,869
                                                 -----------------  -----------------        -----------  -----------------
Liabilities and stockholders' equity

Current liabilities:
  Accounts payable and accrued liabilities                 428,505             12,642(a)         (50,000)           391,147
  Short term portion of debt                               156,007                  -                  -            156,007
  Gaming account credits                                   422,919                  -                  -            422,919
  Taxes payable                                            108,599                  -                  -            108,599
  Advances from stockholders                                53,977            302,183                  -            356,160
Other current liabilities                                  276,038                  -                  -            276,038
                                                 -----------------  -----------------        -----------  -----------------
Total current liabilities                                1,446,045            314,825            (50,000)         1,710,870

  Long term loans and capital leases                             -                  -                  -                  -

Total liabilities                                        1,446,045            314,825            (50,000)         1,710,870

Stockholders' equity
Common stocks                                               13,690              1,868(b)         (13,490)             2,068
Additional paid in capital                                 376,089          4,931,014(b),(c)   1,730,147          7,037,250
Retained earnings / (accumulated loss)                    (594,878)        (4,958,280)                 -         (5,553,158)
Deficit accumulated during the development stage                 -           (214,161)                 -           (214,161)
                                                 -----------------  -----------------        -----------  -----------------

Total stockholders' equity                                (205,099)          (239,559)         1,716,657          1,271,999
                                                 -----------------  -----------------        -----------  -----------------

Total liabilities and stockholders' equity               1,240,946             75,266          1,666,657          2,982,869
                                                 -----------------  -----------------        -----------  -----------------
                            (see Notes to the Unaudited Proforma Consolidated Financial Statements)
                                                             F-4

MULTIGIOCO SRL.
Proforma Statement of Operations
(Unaudited)

                                                        MULTIGIOCO             EMPIRE                              PROFORMA
                                                     June 30, 2014      June 30, 2014           Proforma      Balance Sheet
                                                        Historical         Historical        Adjustments      June 30, 2014
                                                 -----------------  -----------------        -----------      -------------
                                                               US$                US$                US$                US$

Revenue from operations

Net gaming revenue                                       2,575,787                  -                  -          2,575,787
  Rebate of bank and credit card fees                       10,733                  -                  -             10,733
  Other income                                                   -                  -                  -              9,984
                                                 -----------------  -----------------        -----------      -------------
Gross revenue                                            2,586,520                  -                  -          2,586,520

Direct operating and selling, general and administrative costs

  Direct operating costs                                 2,150,828                  -                  -          2,150,828
  Selling, general and administrative costs                521,208             65,323                  -            586,531
  Amortization and depreciation                             28,354                  -                  -             28,354
  Interest expense - stockholders                                -              6,170                  -              6,170
                                                 -----------------  -----------------        -----------      -------------
Total direct operating, selling,
   and administrative costs                              2,700,391             71,493                  -          2,771,884
                                                 -----------------  -----------------        -----------      -------------
Operating income / (loss)                                 (113,871)           (71,493)                 -           (185,364)

  Interest expenses                                              -                  -                  -                  -
  Interest income                                                -                  -                  -                  -
  Other income                                                 786                  -                  -                786
  Gains on bond investments                                  5,195                  -                  -              5,195
  Loss on investments                                            -                  -                  -                  -
                                                 -----------------  -----------------        -----------  -----------------
Income / (loss) before income taxes                       (107,890)           (71,493)                 -           (179,383)

Income taxes                                                     -                  -                  -                  -
                                                 -----------------  -----------------        -----------  -----------------
Net loss for the period                                   (107,890)           (71,493)                 -           (179,383)

Other comprehensive Income

  Foreign currency translation differences                   3,317                  -                  -              3,317
                                                 -----------------  -----------------        -----------      -------------

Total comprehensive (loss) for the period                  (52,287)           (71,493)                 -           (176,066)
                                                 -----------------  -----------------        -----------      -------------

Gain / (loss) per common share                                                                                       (0.009)
                                                                                                              -------------

Weighted average shares outstanding                                                                              20,675,800
                                                                                                              -------------
                            (see Notes to the Unaudited Proforma Consolidated Financial Statements)
                                                             F-5

Multigioco SRL
Notes to the Unaudited Proforma Consolidated Financial Statements
For the period ending June 30, 2014
Unaudited

Note 1 - Basis of presentation for proforma financial statements

On August 15, 2014, Empire Global Corp (the "Company"), acquired 100% of the outstanding common shares of Multigioco Srl, a, Italian corporation, in exchange for a total of 2,000,000 restricted shares of Empire Global Corp common stock. The Company issued 2,000,000 shares upon Closing of acquisition.

The unaudited proforma financial statements have been developed from the audited records of Empire Global Corp for the year ended Dec 31, 2013 and period ended June 30, 2014, and the audited records of Multigioco Srl for the year ended December 31, 2013 and June 30, 2014.

The unaudited proforma condensed consolidated statement of operations is based upon the historical financial statements of Empire Global Corp and Multigioco Srl, after giving effect to the acquisition. The unaudited proforma condensed consolidated statement of operations is presented as if the acquisition had occurred at the beginning of the period.

Note 2 - Proforma adjustments

The proforma adjustments included in the unaudited condensed consolidated financial statements are as follows:

  (a) Net effect of the elimination of all of the intercompany assets, liabilities, equity, and operations and retained earnings of Multigioco Srl.
  (b) Issuance of the 2,000,000 shares of Empire Global Corp in exchange for 100% of the issued common shares of Multigioco Srl.
  (c) Reflects the allocation of the purchase price of US$ 2,056,350 in shares of Empire Global Corp common stock to the fair value of the assets acquired. The allocation of the purchase price is preliminary and therefore subject to change. The allocation of the purchase price to the fair value of the assets acquired is as follows:

Total Purchase Price                   US$ 2,056,350
Less: Net assets acquired
  Property, plant, and equipment              23,661
  Intangible assets                          363,354
                                       -------------
Goodwill                               US$ 1,716,657
                                       -------------















                                       F-6